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                                                            Exhibit 10(a)


                          INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Post-effective Amendment No. 15 to Registration Statement No. 2-99958 of Sun Life of Canada (U.S.) Variable Account D on Form N-4 of our report dated February 7, 1997 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account D and to the use of our report dated February 3, 1997 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our reports dated February 3, 1997 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended Decemeber 31, 1996.







DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 30, 1997